                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
           SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.         )

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]    Preliminary Proxy Statement      [_]   Confidential, For use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2)
[X]    Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        OAO TECHNOLOGY SOLUTIONS, INC.
               (Name of Registrant as Specified In Its Charter)


   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]    No fee required.

[_]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

       (2)  Aggregate number of securities to which transaction applies:

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

       (4)  Proposed maximum aggregate value of transaction:

       (5)  Total fee paid

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       (1)  Amount previously paid:
       (2)  Form, Schedule or Registration Statement No.:
       (3)  Filing Party:
       (4)  Date Filed:

                          [LOGO OF OAO APPEARS HERE]

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD THURSDAY, MAY 21, 1998


TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of OAO Technology Solutions, Inc. (the "Company") will be held at Governor Calvert House, 58 State Circle, Annapolis, Maryland on Thursday, May 21, 1998 at 2:00 p.m., local time, for the following purposes:

     1.   To elect seven directors;

     2.   To approve the Company's Employee Stock Purchase Plan;

     3. To approve the Amended and Restated OAO Technology Solutions, Inc. 1996 Equity Compensation Plan; and

     4. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

     The Board of Directors has established the close of business on April 9, 1998 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the meeting or any adjournments thereof. In order that the meeting can be held and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date and sign, and promptly return the enclosed Proxy in the return envelope provided for your use. No postage is required if mailed in the United States.

                                             By order of the Board of Directors,

                                             /s/ JAMES A. OUNSWORTH
                                             JAMES A. OUNSWORTH
                                             Secretary



7500 Greenway Center Drive
16th Floor
Greenbelt, MD  20770
April 20, 1998

                        OAO TECHNOLOGY SOLUTIONS, INC.
                          7500 Greenway Center Drive
                                 16/th/ Floor
                             Greenbelt, MD  20770



                                PROXY STATEMENT


     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors (the "Board") of OAO Technology Solutions, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on May 21, 1998 (such meeting and any adjournment or adjournments thereof referred to as the "Annual Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement. The Company intends to mail this Proxy Statement and related form of Proxy to stockholders on or about April 20, 1998.


VOTING SECURITIES

     Only the holders of shares of common stock, par value $.01 per share (the "Common Stock"), of the Company of record at the close of business on April 9, 1998 (the "Shares") are entitled to receive notice of, and to vote at, the Annual Meeting. On that date, there were 16,358,526 Shares outstanding and entitled to be voted at the Annual Meeting. It is the intention of the persons named in the Proxy to vote as instructed by the stockholders or, if no instructions are given, to vote as recommended by the Board. Each stockholder has one vote per Share on all business of the Annual Meeting.

     A majority of outstanding Shares will constitute a quorum for the transaction of business at the Annual Meeting. The seven nominees receiving the highest number of affirmative votes of the Shares present or represented and entitled to be voted will be elected as directors. The approval of the proposals to adopt the OAO Technology Solutions, Inc. Employee Stock Purchase Plan and the Amended and Restated OAO Technology Solutions, Inc. 1996 Equity Compensation Plan requires, in each case, a majority of the votes cast by all stockholders entitled to vote thereon. Votes withheld from any director, abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders. Broker non-votes are not counted for purposes of determining whether a proposal has been approved.


REVOCABILITY OF PROXY

     Execution of the enclosed Proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. A stockholder, in exercising his right to vote in person at the Annual Meeting, effectively revokes all previously executed Proxies. In addition, the Proxy is revocable at any time prior to the effective exercise thereof by filing notice of revocation with the Secretary of the Company or by filing a duly executed Proxy bearing a later date.

PERSONS MAKING THE SOLICITATION

     The solicitation of this Proxy is made by the Company. The cost of soliciting Proxies on behalf of the Company, including the actual expenses incurred by brokerage houses, nominees and fiduciaries in forwarding Proxy materials to beneficial owners, will be borne by the Company. In addition to solicitation by mail, certain officers and other employees of the Company may solicit Proxies on behalf of the Company in person or by telephone.


STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Stockholders intending to present proposals at the next Annual Meeting of Stockholders to be held in 1999 must notify the Company of the proposal no later than December 21, 1998.


SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 9, 1998, the Company's Common Stock beneficially owned by each person known to the Company to be the beneficial owner of more than 5% of the outstanding Shares, the Company's only
class of equity securities outstanding.   The table also shows the number of
Shares owned beneficially by each director, by each named executive officer, and by all executive officers and directors as a group.


                                                 NUMBER OF
                                                  SHARES      PERCENT OF
                                                OWNED /(1)/      CLASS
                                               -------------  -----------
Safeguard Scientifics, Inc.
   800 The Safeguard Building
   435 Devon Park Drive
   Wayne, PA  19087/(2)/.....................      4,813,100        29.4%
Cecile D. Barker
  10816 Barnwood Lane
  Potomac, MD 20854..........................      3,160,000        19.3%
Jerry L. Johnson/(3)/........................         39,496           *
William R. Hill/(4)/.........................        519,667         3.2%
Yvonne Brathwaite Burke/(5)/.................          5,000           *
Frank B. Foster, III/(5)/....................          6,767           *
John F. Lehman/(5)/..........................          5,000           *
Thomas C. Lynch/(6)/.........................         38,324           *
Edgar M. Fields/(5)/.........................         82,925           *
Richard Eubanks/(5)/.........................         23,000           *
Samuel D. Horgan/(6)/........................         34,958           *
Gerry Lalonde/(5)/...........................         30,917           *
Executive officers and directors as a group
  (11 persons)/(7)/..........................      3,946,054        23.8%

___________
*    Less than 1% of the outstanding Common Stock.

(1) Except as otherwise disclosed, the nature of beneficial ownership is the sole power to vote and to dispose of the Shares (except for Shares held jointly with spouse).

(2) Safeguard Scientifics (Delaware), Inc., a wholly owned subsidiary of Safeguard Scientifics, Inc. ("Safeguard"), is the record owner of 3,813,100 of the Shares set forth above. The remaining 1,000,000 Shares are owned of record by Safeguard 97 Capital, L.P., a limited partnership of which Safeguard Delaware, Inc., a wholly owned subsidiary of Safeguard, is the sole general partner. Consequently, such Shares are beneficially owned by Safeguard. All of the Shares beneficially owned by Safeguard have been pledged by Safeguard as collateral under its bank line of credit.

(3) Includes an aggregate of 4,800 Shares held by two trusts, of which Mr. Johnson is a co-trustee. Mr. Johnson shares voting and dispositive power of the Shares held by these trusts.

(4) Includes 28,758 Shares held by a charitable foundation and 7,084 Shares that may be acquired pursuant to stock options that are currently exercisable or that will become exercisable within 60 days of April 9, 1998. Mr. Hill shares voting and dispositive power of the Shares held by the charitable foundation.

(5) Includes for Ms. Burke and Messrs. Foster, Lehman, Eubanks, Fields, and Lalonde 5,000 Shares, 6,667 Shares, 5,000 Shares, 22,000 Shares, 79,625 Shares, and 29,917 Shares, respectively, that may be acquired pursuant to stock options that are currently exercisable or that will become exercisable within 60 days of April 9, 1998.

(6) Includes 500 Shares held by Mr. Horgan's spouse, 500 Shares held in trust for the benefit of his son, and 32,958 Shares that may be acquired pursuant to stock options that are currently exercisable or that will become exercisable within 60 days of April 9, 1998.

(7) Includes 188,251 Shares that may be acquired upon exercise of stock options that are currently exercisable or that will become exercisable within 60 days of April 9, 1998.


                           I.  ELECTION OF DIRECTORS

     It is intended that the persons named as proxies for this Annual Meeting will vote in favor of the election of the following nominees as directors of the Company to hold office until the Annual Meeting of Stockholders in 1999 and until their successors are elected and have qualified. All of the nominees are presently serving as directors of the Company. Proxies may not be voted for more than seven directors. Each of the nominees has consented to serve if elected. However, if any of the nominees should become unavailable prior to the election, the holder of the Proxies may vote the Proxies for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors to be elected.

     THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES SET FORTH IN THIS PROPOSAL. PROXIES RECEIVED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS. THE SEVEN NOMINEES RECEIVING THE HIGHEST NUMBER OF AFFIRMATIVE VOTES OF THE SHARES PRESENT OR REPRESENTED AND ENTITLED TO BE VOTED SHALL BE ELECTED AS DIRECTORS.

                                   PRINCIPAL OCCUPATION AND BUSINESS            HAS BEEN A
    NAME                           EXPERIENCE DURING LAST FIVE YEARS            DIRECTOR SINCE           AGE
------------                       ---------------------------------            --------------           ---
Jerry L. Johnson                   Senior Vice President, Operations,
                                   Safeguard Scientifics, Inc., a strategic
                                   information systems company/(3)/..............    1996                50
Cecile D. Barker                   Chairman of the Board and Chief
                                   Executive Officer of OAO Corporation, a
                                   provider of total solutions for aerospace
                                   and information systems industries/(4)/.......    1996                54
William R. Hill                    President and Chief Executive Officer of
                                   the Company/(5)/..............................    1996                51
Yvonne Brathwaite
  Burke                            Supervisor, Second District, County
                                   of Los Angeles/(1)(2)(6)/.....................    1997                65
Frank B. Foster, III               Business Consultant/(1)(2)(7)/................    1997                63
John F. Lehman                     Chairman of the Board of Directors,
                                   J.F. Lehman & Co., a private equity
                                   firm/(1)(2)(8)/...............................    1997                55
Thomas C. Lynch                    Senior Vice President, Safeguard
                                   Scientifics, Inc./(9)/........................    1996                56

(1)  Member of the Compensation Committee.

(2)  Member of the Audit Committee, of which Mr. Foster serves as Chairman.

(3) Mr. Johnson has served as the Chairman of the Board of Directors of the Company since April 1996. Mr. Johnson has been Senior Vice President, Operations of Safeguard since September 1995. From 1985 to 1995, Mr. Johnson held various senior executive positions with US West, including Group Director, Vice President of Network and Technology Services and Vice President of Residence Planning. From 1983 to 1985, he was President and Chief Executive Officer of Northwestern Bell Information Technologies, a subsidiary of Northwestern Bell Telephone Company. Mr. Johnson is a director of USDATA Corporation and is a member of the International Society of Sloan Fellows.

(4) Mr. Barker has served as Vice Chairman of the Board of Directors of the Company since April 1996. Mr. Barker is a majority owner of OAO Corporation, a company which he founded in 1973. Mr. Barker regularly serves as an advisor to other corporations, and he is a member of the Advisory Committee for Scientific Policy for the National Science Foundation and the Science and Technology Advisory Committee for the Executive Office of the President of the United States. Mr. Barker has over 28 years of experience in the management of major scientific, technological and commercial programs.

(5) Mr. Hill has been President and Chief Executive Officer of the Company since March 1996. From 1992 to March 1996, Mr. Hill was the Senior Vice President of the Commercial Systems Group of OAO Corporation. From 1990 to 1992, Mr. Hill was Vice President for Planning Research Corporation, a systems integration company. From 1985 to 1990, Mr. Hill was Vice President of Business Development for OAO Corporation. He previously was Director of the Legislative and Committee Systems Division for the United States House of Representatives and a systems engineer and national account manager for NCR. Mr. Hill has over 20 years of experience in the information systems and services industry.

(6) Ms. Burke has served as Los Angeles County Supervisor since 1992. Ms. Burke also serves on the Board of L.A. Care and NAACP Legal Defense and Education Fund. Ms. Burke is a member of the Board of Trustees of the Amateur Athletic Foundation and the National Academy of Public Trusteeship. Ms. Burke is a former US. Congresswoman, who served on the Appropriations

     Committee, Departments of State, Justice and Commerce, and on the Select Committee on Assassinations.

(7) Mr. Foster retired as President and Chief Executive Officer of Diamond Bathurst (formerly Diamond Glass) in 1986 after almost 30 years of service. Since 1986, Mr. Foster has served on the boards of numerous companies and is currently a director of 1838 Investment Advisors, Airgas, Inc., Contour Packaging, Inc., US Precision Glass Company and Carr-Lowrey Glass Company.

(8) Mr. Lehman also serves as Chairman of the Board of Directors of Ball Corporation and Sedgwick Group, plc. Mr. Lehman was an investment banker at Paine Webber Inc. and served as Secretary of the Navy for six years. He served as staff member to Dr. Henry Kissinger on the National Security Council.

(9) Mr. Lynch has served as Senior Vice President of Safeguard since November 1995. Prior to that time, Mr. Lynch retired from the U.S. Navy as an Admiral after 31 years of service, including service as Superintendent of the U.S. Naval Academy from 1991 through 1994 and Director, Navy Roles and Missions from 1994 through 1955. Admiral Lynch is also a director of Sanchez Computer Associates, Inc., a director of The Eastern Technology Council, Commissioner of the Cradle of Liberty Council, Boy Scouts of America, and a trustee of the U.S. Naval Academy Foundation.


DIRECTORS' COMPENSATION

     Directors are elected annually and hold office until their successors are elected and have qualified or until their earlier resignation or removal. In 1997, each director who was not receiving compensation as an officer, employee or consultant of the Company or Safeguard received an annual cash retainer fee of $6,000 ($7,000 with respect to the Chairman of the Audit Committee), plus a fee of $1,000 and reimbursement of expenses for each meeting of the Board of Directors and each Committee meeting that they attend in person.

DIRECTORS' STOCK OPTIONS

     In October 1997, Mr. Foster received an option to purchase 10,000 shares of Common Stock, and Ms. Burke and Mr. Lehman each received an option to purchase 20,000 shares of Common Stock, at an exercise price of $5.00 per share. The options vest 25% each year commencing on the grant date and have a term of ten years.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

     The Board held eight meetings in 1997. The Company's Board has appointed standing Compensation and Audit Committees. The Compensation Committee reviews and recommends the compensation arrangements for senior management of the Company, including salaries, bonuses and grants of options to purchase shares of Common Stock under the Company's equity compensation plan. The Compensation Committee met five times during 1997. The Audit Committee recommends the firm to be appointed as independent certified public accountants to audit the Company's financial statements, discusses the scope and results of the audit with the independent certified public accountants, reviews with management and the independent certified public accountants the Company's interim and year-end operating results, considers the adequacy of the internal accounting controls and audit procedures of the Company and reviews the non-audit services to be performed by the independent certified public accountants. The Audit Committee met five times during 1997. All of the directors attended at least 75% of the total number of meetings of the Board and the Committees of which they were members during the period in which they served as a director.

                  REPORT OF THE BOARD COMPENSATION COMMITTEE

     The Compensation Committee of the Board (the "Compensation Committee") reviews and approves compensation levels recommended by management, including incentive compensation, for the executives of the Company, and administers the Company's equity compensation plan. Messrs. Foster and Lehman and Ms. Burke currently constitute the Compensation Committee. Prior to the Company's initial public offering in October 1997, recommendations concerning the aggregate compensation of the Company's employees were made to the Compensation Committee by the Chief Executive Officer. The members of the Compensation Committee prior to this offering were Messrs. Lynch and Barker.

EXECUTIVE COMPENSATION POLICIES

     The Company is in a highly competitive industry. In order to succeed, the Company believes that it must be able to attract and retain outstanding executives, promote among them the economic benefits of stock ownership in the Company, and motivate and reward executives who, by their industry, loyalty and exceptional service, make contributions of special importance to the success of the business of the Company. The Company has structured its executive compensation program to support the strategic goals and objectives of the Company.

     Base compensation levels and benefits are established at the median for companies of a comparable size in the information technology industry. For the purpose of establishing these levels, findings and recommendations are made through the William M. Mercer's Executive Compensation Competitive Review. A range of salary increases generally is determined at the time the budget is established each year based on a review of the level of achievement of financial and strategic objectives as defined in the Company's annual strategic plan. Salary increases are awarded at the time of an individual's review, based upon such individual's performance and contributions to the achievement of the Company's objectives. Such reviews are generally performed near the anniversary of an individual's hire date. Annual cash bonuses are intended to create an incentive for executives who significantly contribute to and influence the Company's strategic plans and are responsible for the Company's performance. The aims are to focus executives' attention on areas such as profitability and asset management, to encourage teamwork, and to tie executive pay to corporate performance goals, which are consistent with the long-term goals of stockholders and other investors. Bonuses are awarded based on the achievement of annual financial and strategic goals approved by the Compensation Committee at the beginning of each year. These goals may include a target range of pretax earnings, earnings per share, return on equity, or other objective measurement consistent with long-term stockholder goals. The Compensation Committee approves a target range for specific financial and/or strategic goals and a range of potential bonus amounts for each executive, stated as a percentage of base salary. Ranges of potential bonuses are determined based upon the executive's ability to affect the Company's performance. Actual bonuses are awarded following the year-end based on the actual achievement level of the specified corporate goals compared to the target range of achievement.

     Grants of Company stock options are intended to align the interests of executives and key employees with the long-term interests of the Company's stockholders and other investors and to encourage executives and key employees to remain in the Company's employ. Grants are not made in every year, but are awarded subjectively based on a number of factors, including the individual's level of responsibility, the amount and term of options already held by the individual, the individual's contributions to the achievement of the Company's financial and strategic objectives, as defined in the Company's annual plan, and the Company's achievement of its financial and strategic objectives, which may include the goals described above, as well as developing strategic alliances, identifying and exploiting markets, expanding existing market share and penetration, expanding operating capabilities and improving net operating margins and return on equity.

COMPANY POLICY ON QUALIFYING COMPENSATION

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that publicly held companies may not deduct in any taxable year compensation in excess of one million dollars paid to any of the individuals named in the Summary Compensation Table which is not "performance-based" as defined in section 162(m). The policy of the Board of Directors and the Compensation Committee is to qualify future compensation arrangements to ensure deductibility, except in those limited cases where stockholder value is maximized by an alternative approach.

CEO COMPENSATION

     In accordance with Mr. Hill's employment contract, Mr. Hill's base salary for 1997 remained the same as authorized by the Compensation Committee. Mr. Hill was entitled to a bonus for 1997 under the Company's bonus plan, but he chose to not receive it.

OTHER EXECUTIVE COMPENSATION

     The Compensation Committee approved executive bonuses in the form of cash and/or stock options for certain executives equal to an average of 50% of the target bonus amounts. The Compensation Committee granted options under the Company's 1996 Equity Compensation Plan to a significant number of its executives and employees during 1997. The relative number of options granted was based on each such individual's responsibilities.

By the Compensation Committee:

Yvonne Brathwaite Burke       Frank B. Foster, III     John Lehman

Thomas C. Lynch               Cecile D. Barker

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth information concerning compensation paid during the last two fiscal years to the Chief Executive Officer and each of the executive officers of the Company whose salary and bonus exceeded $100,000 in 1997 (collectively, the "Named Officers").

                          SUMMARY COMPENSATION  TABLE


                                                   Annual Compensation                Long Term Compensation
                                             ------------------------------------    -------------------------
                                                                                               Awards
                                                                                     -------------------------
                                                                        OTHER                       SECURITIES    ALL OTHER
                                                                        ANNUAL       RESTRICTED     UNDERLYING     COMPEN-
NAME AND PRINCIPAL                          SALARY       BONUS         COMPEN-         STOCK         OPTIONS/      SATION
    POSITION                  YEAR         ($)/(1)/    ($)/(2)/     SATION($)/(3)/   AWARD(S)($)     SARS (#)      ($)/(4)/
------------------------------------------------------------------------------------------------------------------------------------

William R. Hill,              1997        $150,037    $       --         --               --             --        $ 1,375
Chief Executive
Officer and
President                     1996        $152,042    $  138,129         --               --         28,333         $  875
------------------------------------------------------------------------------------------------------------------------------------

Edgar M. Fields,              1997        $150,040    $       --         --               --         19,625         $2,250
Chief Operating
Officer                       1996        $154,027    $   74,075         --               --        100,000         $  900
------------------------------------------------------------------------------------------------------------------------------------

Richard Eubanks,              1997        $150,010    $   15,000         --               --         15,750             --
Sr. Vice President
------------------------------------------------------------------------------------------------------------------------------------

Samuel D. Horgan,             1997        $ 91,673    $   50,000         --               --         86,292             --
Chief Financial
Officer and
Treasurer /(5)/
------------------------------------------------------------------------------------------------------------------------------------

Gerry Lalonde, Sr.            1997        $129,868    $   15,000         --               --         15,750             --
Vice President                1996        $135,000    $   80,518         --               --         28,333             --
------------------------------------------------------------------------------------------------------------------------------------


(1) The amounts shown in this table do not include amounts expended by the Company pursuant to plans, including medical, group life insurance, or other benefits received by the Named Officers that do not discriminate in scope, terms or operation in favor of executive officers or directors and that are generally available to all salaried employees.

(2) Amounts have been listed for the year earned although actually paid in the following fiscal year.

(3) Perquisites and other personal benefits for fiscal year 1997 did not exceed the lesser of $50,000 or 10% of any executive officer's salary and bonus.

(4) The amounts listed represent the Company's matching contribution under the 401(k) plan.

(5)  Mr. Horgan joined the Company in June 1997.

STOCK OPTIONS

     The following tables set forth information with respect to (i) individual grants of stock options during 1997 to each of the Named Officers, (ii) options exercised during fiscal year 1997, and (iii) the number of unexercised options and the value of unexercised in-the-money options at December 31, 1997.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Potential Realizable Value
                                                                                                            at Assumed Annual Rates
                                                                                                         of Stock Price Appreciation
                                                           Individual Grants                                 For Option Term/(1)/
------------------------------------------------------------------------------------------------------------------------------------
                            Number of            % of Total
                            Securities            Options/
                            Underlying              SARs            Exercise
                             Options/            Granted to            or
                              SARs              Employees In       Base Price         Expiration           5%            10%
Name                        Granted (#)         Fiscal Year        ($/Sh)/(2)/           Date             ($)            ($)
------------------------------------------------------------------------------------------------------------------------------------
William R. Hill                   0                      --              --                 --             --             --
------------------------------------------------------------------------------------------------------------------------------------
Edgar M. Fields              19,625  /(3)/              4.6%          $5.10            6/30/03       $ 31,409       $ 73,747
------------------------------------------------------------------------------------------------------------------------------------
Richard Eubanks              15,750  /(3)/              3.7%          $5.10            6/30/03       $ 25,208       $ 59,185
------------------------------------------------------------------------------------------------------------------------------------
Samuel D. Horgan             19,625  /(3)/              4.6%          $5.10            6/30/03       $ 31,409       $ 73,747
                             66,667  /(4)/             15.7%          $5.10             7/1/03       $106,699       $250,522
------------------------------------------------------------------------------------------------------------------------------------
Gerry Lalonde                15,750  /(3)/              3.7%          $5.10            6/30/03       $ 25,208       $ 59,185
------------------------------------------------------------------------------------------------------------------------------------

(1) The potential realizable values are based on an assumption that the stock price of the shares of Common Stock of the Company appreciate at the annual rate shown (compounded annually) from the date of grant until the end of the option term. These values do not take into account amounts required to be paid as income taxes under the Code and any applicable state laws or option provisions providing for termination of an option following termination of employment, non-transferability or vesting over periods of up to five years. These amounts are calculated based on the requirements promulgated by the Securities and Exchange Commission and do not reflect the Company's estimate of future stock price growth of the shares of Common Stock of the Company.

(2) All options have an exercise price at least equal to the fair market value on the date of grant of the shares subject to each option.

(3) Each option was 100% vested as of the consummation of the Company's initial public offering on December 4, 1997, has a six-year term and remains exercisable so long as employment with the Company or one of its subsidiaries continues. The option exercise price may be paid in cash or by (i) delivery of previously acquired shares or (ii) same day sales, i.e. cashless broker's exercises.

(4) Option vests 20% each year commencing on the grant date, has a six-year term and continues vesting and remains exercisable so long as employment with the Company or one of its subsidiaries continues. The option exercise price may be paid in cash or by (i) delivery of previously acquired shares or (ii) same day sales, i.e. cashless broker's exercises.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Number of Securities
                             Shares                              Underlying Unexercised             Value of Unexercised
                            Acquired                                  Options/SARs                  In-the-Money Options/
                               On                                at Fiscal Year-End (#)           SARs at Fiscal Year-End ($)/(1)/
                            Exercise          Value
Name                          (#)           Realized ($)        Exercisable  Unexercisable          Exercisable    Unexercisable
------------------------------------------------------------------------------------------------------------------------------------
William R. Hill              7,083          $ 21,249                     1       21,249           $   7.25         $ 154,055
------------------------------------------------------------------------------------------------------------------------------------
Edgar M. Fields                  0                --                59,625       60,000           $371,444         $ 435,000
------------------------------------------------------------------------------------------------------------------------------------
Richard Eubanks                  0                --                22,000       18,750           $108,175         $ 128,438
------------------------------------------------------------------------------------------------------------------------------------
Samuel D. Horgan                 0                --                32,959       53,333           $136,780         $ 221,332
------------------------------------------------------------------------------------------------------------------------------------
Gerry Lalonde                    0                --                22,834       21,249           $116,722         $ 154,055
------------------------------------------------------------------------------------------------------------------------------------

(1) The value of unexercised in-the-money options is calculated based upon (i) the fair market value per share of the stock at December 31, 1997, less the option exercise price, multiplied by (ii) the number of shares subject to an option. On December 31, 1997, the fair market value of a share of the Company's common stock was $9.25. This table is presented solely for the purpose of complying with Securities and Exchange Commission rules and does not necessarily reflect the amounts the optionees will actually receive upon any sale of the shares acquired upon the exercise of the options.


EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS.

     The Company has entered into an employment agreement with Mr. Hill as of April 1, 1996, which provides for the payment of an annual base salary of $150,000, and incentive bonuses upon the achievement of certain objectives. For 1997, Mr. Hill was entitled to receive a maximum bonus of $210,000. This agreement automatically continues for successive one-year terms unless written notice is provided at least 90 days prior to the applicable expiration date. This agreement generally restricts Mr. Hill from competing with the Company during the term of the employment agreement and for a period ending one year after the termination of his employment. The Company may terminate Mr. Hill's employment without cause provided that it must continue to pay Mr. Hill his base salary for the remaining term of the agreement and for such additional period that he remains bound by his non-competition covenants.

                            STOCK PERFORMANCE GRAPH

     The following chart compares the cumulative total stockholder return on the Company's Common Stock for the period beginning with the commencement of the Company's initial public offering on October 21, 1997 through December 31, 1997 with the cumulative total return on the Nasdaq Index and the cumulative total return for a peer group index for the same period. The peer group consists of SIC Code 737--Computer Programming and Data Processing Services. The comparison assumes that $100 was invested on October 21, 1997 in the Company's Common Stock, at the initial public offering price of $5.00 per share, and in each of the comparison indices, and assumes reinvestment of dividends. The Company has historically reinvested earnings in the growth of its business and has not paid cash dividends on its Common Stock.

                             21-Oct-97         Dec-97
                         ---------------------------------
OAO                             100            185
Nasdaq                          100             99
Peer Group                      100            100

                              CERTAIN TRANSACTIONS

     Pursuant to the terms of a stock purchase agreement dated April 8, 1996 (the "1996 Purchase") among the Company, OAO Corporation, OAO Services, Inc. ("OAO Services") and Safeguard, Safeguard purchased from the Company 5,000,000 shares of the Company's Common Stock for an investment in the Company of $5.0 million plus a payment of an additional $5.0 million to OAO Services, a subsidiary of OAO Corporation, in return for a grant by OAO Services to the Company of an option (the "OAO Services Option") to purchase all of the shares of common stock of OAO Services at an exercise price based on revenues and earnings levels of OAO Services for the 12 months prior to the date of exercise. In addition, Safeguard granted to Cecile D. Barker, the majority owner of OAO Corporation and a director and significant stockholder of the Company, an option exercisable for 1,000,000 shares of Common Stock held by Safeguard for an aggregate exercise price of $2,000 (the "Barker Option"). The Barker Option was granted at the time of Safeguard's investment by Safeguard to Barker, as a shareholder-to-shareholder transaction. This option was to become exercisable upon the achievement of certain milestones and was intended to serve as an earnout feature between these two shareholders. Pursuant to the terms of the 1996 Purchase, Safeguard, William R. Hill and Cecile D. Barker were granted certain registration rights with respect to their shares of Common Stock in the Company.

     Pursuant to the terms of a Stock Purchase Agreement dated as of July 11, 1997 between Safeguard and Cecile D. Barker, Safeguard purchased 1,000,000 shares of Common Stock from Mr. Barker for $4.2 million. Contemporaneous with the consummation of this transaction, Mr. Barker exercised the Barker Option.
In addition, pursuant to the terms of an Option Cancellation Agreement by and among the Company, Safeguard, Cecile D. Barker, OAO Corporation and OAO Services, the OAO Services Option was canceled in consideration of the right to receive certain future payments in the event of any sale of OAO Corporation or any public offering by OAO Corporation which occurs prior to April 8, 2000. In particular, the Company and Safeguard are each to receive from OAO Corporation one-half of (i) the greater of $1.0 million or an amount equal to the lesser of $3.0 million or three percent of the total sales price from the sale of both OAO Corporation and OAO Services which occurs prior to April 8, 2000, (ii) the greater of $1.0 million or an amount equal to the lesser of $2.0 million or three percent of the total sales price from any sale of OAO Corporation which occurs prior to April 8, 2000 and at such time that OAO Services if not an affiliate of OAO Corporation, (iii) the greater of $1.0 million or an amount equal to the lesser of $3.0 million or three percent of the market capitalization of OAO Corporation if OAO Corporation consummates an initial public offering of its equity securities prior to April 8, 2000 (an "OAO Corporation IPO"), or (iv) the greater of $1.0 million or an amount equal to the lesser of $2.0 million or two percent of the market capitalization of OAO Corporation if OAO Services is no longer affiliated with OAO Corporation at the time of the OAO Corporation IPO. The market capitalization of OAO Corporation would be based on the offering price of the equity securities in the OAO Corporation IPO.

     Pursuant to the terms of an Administrative Services Agreement between the Company and Safeguard, the Company paid Safeguard $500,000 in 1997 in consideration of administrative support services, including management consultation, investor relations, legal services and tax planning.

           II.  PROPOSAL TO ADOPT THE OAO TECHNOLOGY SOLUTIONS, INC.
                         EMPLOYEE STOCK PURCHASE PLAN

     THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.
                                             ---
PROXIES RECEIVED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

BACKGROUND

     The Company's stockholders are being asked to approve the adoption of the OAO Technology Solutions, Inc. Employee Stock Purchase Plan (the "Purchase Plan"). The Purchase Plan was approved by the Board of Directors on April 16, 1998, with a total of 1,000,000 shares reserved for issuance thereunder. The purpose of the Purchase Plan is to provide employees of the Company, and its majority owned subsidiaries that adopt the Purchase Plan, with an opportunity to purchase Common Stock from the Company through payroll deductions and to provide the Company with the ability to attract, retain, and motivate the best people available for the successful conduct of its business. The essential features of the Purchase Plan are outlined below. The description that follows, however, is only a summary and is qualified in its entirety by reference to the full text of the Purchase Plan, which is attached as Appendix A to this Proxy Statement.

OFFERING PERIOD

     Offerings under the Purchase Plan have a duration of six months. The first offering will begin on January 1, 1999 and end on June 30, 1999. A new Offering Period shall begin on the first day of each six calendar month period beginning on each January 1 and July 1 of a calendar year, starting with January 1, 1999, and ending at the end of such six month period, unless changed by the committee of the Board of Directors that administers the Purchase Plan (the "Committee").

GRANT AND EXERCISE OF OPTION

     On the first day of an offering period (the "Enrollment Date"), the participant is granted an option to purchase on the last day of the offering period (the "Exercise Date") up to a number of whole shares of the Common Stock determined by dividing 15% of the participant's Compensation (as defined in the "Payroll Deduction" section, infra) by the exercise price, which shall not be less than the lower of (i) 85% of the fair market value of a share of the Common Stock on the Enrollment Date or (ii) 85% of the fair market value of a share of Common Stock on the Exercise Date. The exercise price shall be determined by
the Committee.   The number of shares subject to such option shall be reduced, if necessary, to maintain the limitations with respect to a participant's ownership of stock and/or options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any majority owned subsidiary, and to restrict a participant's right to purchase stock under the Purchase Plan to $25,000 in fair market value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time. Unless the employee has withdrawn, his option for the purchase of shares will be exercised automatically on the Exercise Date at the applicable price. To the extent an employee's payroll deductions exceed the amount required to purchase the shares subject to option, such excess amount shall be held in such participant's account for the next period.

SHARES AVAILABLE UNDER THE PURCHASE PLAN

     The total number of shares of Common Stock that are issuable under the Purchase Plan is 1,000,000 shares.

ELIGIBILITY AND PARTICIPATION

     Any employee who is customarily employed for at least 20 hours per week and more than five months per calendar year by the Company is eligible to participate in offerings under the Purchase Plan. Employees of subsidiaries that adopt the Purchase Plan with Company approval will be eligible on the same basis. Employees become participants in the Purchase Plan by delivering to the Company a subscription agreement authorizing payroll deductions within the specified period of time prior to the Enrollment Date.

     No employee is permitted to purchase shares under the Purchase Plan if such employee owns 5% or more of the total combined voting power or value of all classes of shares of stock of the Company (including shares that may be purchased under the Purchase Plan or pursuant to any other options). In addition, no employee is entitled to purchase more than $25,000 worth of shares (based on the fair market value of the shares at the time the option is granted) in any calendar year.

PURCHASE PRICE

     The Committee will set the price at which shares are sold under the Purchase Plan, which will not be less than 85% of the fair market value per share of Common Stock at either the Enrollment Date or at the Exercise Date, whichever is lower.

PAYROLL DEDUCTIONS

     The purchase price of the shares is accumulated by payroll deduction over each offering period. The deductions may not be greater than 15% of a participant's compensation. "Compensation" for purposes of the Purchase Plan is the base pay or regular straight-time earnings as in effect at the beginning of each offering period.

     All payroll deductions of a participant are credited to his or her account under the Purchase Plan and are deposited with the general funds of the Company. Such funds may be used for any corporate purpose pending the purchase of shares.

ADMINISTRATION

     The Purchase Plan is administered by the Committee, which shall have all powers with respect to the Purchase Plan, except for amending or terminating the Purchase Plan.

WITHDRAWAL FROM THE PURCHASE PLAN

     A participant may terminate his or her interest in a given offering by withdrawing all, but not less than all, of the accumulated payroll deductions credited to such participant's account at any time prior to the end of the offering period. The withdrawal of accumulated payroll deductions automatically terminates the employee's interest in that offering as the case may be. As soon as practicable after such withdrawal, the payroll deductions credited to a participant's account are returned to the participant without interest.

     A participant's withdrawal from an offering does not have any effect upon such participant's eligibility to participate in subsequent offerings under the Purchase Plan.

TERMINATION OF EMPLOYMENT

     Termination of a participant's employment for any reason, including retirement or death or the failure to remain in the continuous employ of the Company for at least 20 hours per week (except for certain leaves of absence), cancels his or her participation in the Purchase Plan immediately. In such event, the payroll deductions credited to the participant's account will be returned to the participant, or in the case of death, to the person or persons entitled thereto, without interest.

CAPITAL CHANGES

     In the event of changes in the Common Stock of the Company due to a stock split or other changes in capitalization, or in the event of any merger, sale, reclassification, or any other reorganization, appropriate adjustments will be made by the Company to the shares subject to purchase and to the price per share.

NONASSIGNABILITY

     No rights or accumulated payroll deductions of a participant under the Purchase Plan may be pledged, assigned or transferred for any reason, and any such attempt may be treated by the Committee as an election to withdraw from the Purchase Plan.

AMENDMENT AND TERMINATION OF THE PURCHASE PLAN

     The Board of Directors of the Company may at any time amend or terminate the Purchase Plan; however, such termination cannot affect options previously granted nor may any amendment make any change in an existing option that adversely affects the rights of any participant, except as necessary to comply with tax or securities laws. No amendment may be made to the Purchase Plan without prior approval of the stockholders of the Company if such amendment would increase the number of shares that may be issued under the Purchase Plan, permit payroll deductions at a rate in excess of 15% of a participant's compensation, change the designation of the employees eligible for participation in the Purchase Plan or constitute an amendment for which stockholder approval is required in order to comply with Rule 16b-3, or any successor rule.

TAX INFORMATION

     The Purchase Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of section 423 of the Internal Revenue Code (the "Code"), which incorporates by reference the tax treatment provisions of section 421 of the Code. Under these provisions, no income will be taxable to a participant at the time of grant of the option or purchase of shares. Upon disposition of the shares, the participant generally will be subject to tax and the amount of the tax will depend upon the holding period. If the shares have been held by the participant for more than two years after the Enrollment Date and one year from the Exercise Date, the amount of ordinary income will be the lesser of (a) the excess of the fair market value of the shares at the time of disposition over the purchase price, or (b) the excess of the fair market value of the shares at the time the option was granted over the purchase price (which purchase price will be computed as of the Enrollment
Date), and any further gain will be treated as long-term capital gain. If the shares are disposed of before the expiration of these holding periods, the excess of the fair market value of the shares on the Exercise Date over the purchase price will be treated as ordinary income. The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent of ordinary income reported by participants upon disposition of shares prior to the expiration of the holding period described above.

     The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the Purchase Plan. Reference should be made to the applicable provisions of the Code. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.

REQUIRED VOTE

     Approval of the Purchase Plan requires the affirmative vote of a majority of the votes cast by the holders of the Company's outstanding shares of Common Stock entitled to vote thereon. If not so approved by the stockholders, the Purchase Plan will be terminated.


                         III. PROPOSAL TO APPROVE THE
              AMENDED AND RESTATED OAO TECHNOLOGY SOLUTIONS, INC.
                         1996 EQUITY COMPENSATION PLAN

     THE BOARD BELIEVES THAT THE FOLLOWING PROPOSAL TO APPROVE THE AMENDED AND RESTATED OAO TECHNOLOGY SOLUTIONS, INC. 1996 EQUITY COMPENSATION PLAN IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL. PROXIES RECEIVED BY THE BOARD WILL BE SO
     ---
VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE ON THEIR PROXY CARDS.

BACKGROUND AND PROPOSED AMENDMENT

     At the Annual Meeting, the stockholders will be asked to approve the Amended and Restated OAO Technology Solutions, Inc. 1996 Equity Compensation Plan, as adopted by the Board in March 1998, subject to stockholder approval. The Amended and Restated OAO Technology Solutions, Inc. 1996 Equity Compensation Plan, as proposed to be amended, is hereinafter referred to as the "1996 Plan."

     The 1996 Plan has been amended to revise the provision relating to the definition of fair market value of the Company's shares for purposes of determining the exercise price of an option. Prior to this amendment, the 1996 Plan provided that the purchase price of the Company's shares subject to an incentive stock option would be equal to the last reported sale price of the Company's shares on the date of grant, or, if there were no trades on that date, the latest preceding date upon which a sale was reported. Because the Board believes that the exercise price of the option should be established prior to its approval of option grants, the exercise price of an option is more appropriately determined based upon the fair market value of the Company's shares as of the latest preceding date upon which a sale was reported.

     We direct your attention to Appendix B of this Proxy Statement, incorporated herein by reference, which contains a description of the material features of the 1996 Plan.

APPROVAL BY STOCKHOLDERS

     Approval of the 1996 Plan requires the affirmative vote of a majority of the votes cast by the holders of the Company's outstanding shares of Common Stock entitled to vote thereon. If not so approved, then the 1996 Plan in the form previously approved by the stockholders of the Company will remain in full force and effect.


                        INDEPENDENT PUBLIC ACCOUNTANTS

     Since 1996, the Company has retained Deloitte & Touche LLP as its independent public accountants, and it intends to retain Deloitte & Touche LLP for the current year ending December 31, 1998. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will have an opportunity at the meeting to make a statement if they desire to do so and will be available to respond to appropriate questions.


            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities ("10% Stockholders") to file reports of ownership and changes in ownership of Common Stock and other equity securities of the Company with the Securities and Exchange Commission ("SEC"). Officers, directors and 10% Stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.
Based solely on its review of the copies of such forms received by it and written representations from certain reporting persons that no other reports were required for those persons, the Company believes that all Section 16(a) filing requirements were complied with during the period from October 21, 1997 through December 31, 1997, with the exception of the following transactions:
one transaction reported late by each of Frank B. Foster, III and Donald G. Miller and two transactions reported late by each of Edgar M. Fields, Harvard V. Hopkins, Jr. and Howard G. Ulep.


                                 OTHER MATTERS

     The Company is not aware of any other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, however, the enclosed Proxy confers discretionary authority with respect thereto.

     The Company's Annual Report for 1997, including financial statements and other information with respect to the Company and its subsidiaries, is being mailed simultaneously to the stockholders but is not to be regarded as proxy solicitation material.

Dated:  April 20, 1998

                                   APPENDIX A

                         OAO TECHNOLOGY SOLUTIONS, INC.
                          EMPLOYEE STOCK PURCHASE PLAN

     The following constitute the provisions of the Employee Stock Purchase Plan of OAO Technology Solutions, Inc.

     1.   PURPOSE.  The purpose of the Plan is to provide Employees of the
          -------
Company and its Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under section 423 of the Code (as defined below). The provisions of the Plan shall be construed accordingly, so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

     2.   DEFINITIONS.
          -----------

          (a)  "Act" shall mean the Securities Exchange Act of 1934, as amended.
                ---

          (b)  "Board" shall mean the Board of Directors of the Company.
                -----

          (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
                ----

          (d)  "Common Stock" shall mean the common stock, $.01 par value per
                ------------
     share, of the Company.

          (e)  "Committee" shall mean the committee appointed pursuant to
                ---------
     PARAGRAPH 11.

          (f)  "Company" shall mean OAO Technology Solutions, Inc., a Delaware
                -------
     corporation, or any successor which adopts this Plan.

          (g)  "Compensation" shall mean the base pay or regular straight-time
                ------------
     earnings as in effect at the beginning of each Offering Period.

          (h)  "Continuous Status as an Employee" shall mean the absence of any
                --------------------------------
     interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence that meets the requirements of PARAGRAPH 9(B).

          (i)  "Designated Subsidiary" shall mean any Subsidiary that has
                ---------------------
     adopted the Plan in accordance with PARAGRAPH 29.

          (j)  "Eligible Employee" shall have the meaning defined in PARAGRAPH
                -----------------
     3(A).

          (k)  "Employee" shall mean any person, including an officer, who is
                --------
     customarily employed for at least 20 hours per week and for more than five months in the calendar year by an Employer, provided, however, that no individual shall be considered an Employee for purposes of this Plan if a country's law prohibits the granting of options under this Plan to individuals who are citizens of that country. The determination of whether an individual is an Employee for purposes of this Plan shall be made in accordance with the rules under Section 3401(c) of the Code and the Treasury Regulations thereunder.

          (l)  "Employer" shall mean the Company and each of its Designated
                --------

     Subsidiaries.

          (m)  "Enrollment Date" shall mean the first day of each Offering
                ---------------
     Period.

          (n)  "Exercise Date" shall mean the last day of each Offering Period.
                -------------

          (o)  "Exercise Price" shall have the meaning as defined in PARAGRAPH
                --------------
     6(B).

          (p)  "Offering Period" shall mean that period to be determined by the
                ---------------
     Committee beginning on the date Eligible Employees are offered the opportunity to purchase Shares hereunder. The first Offering Period shall begin on January 1, 1999 and shall end on June 30, 1999. Until changed by the Committee, in its sole and absolute discretion, a new Offering Period shall begin on the first day of each six calendar month period beginning on each January 1 and July 1 of a calendar year, starting with January 1, 1999, and shall end on the end of such six month period.

          (q)  "Participant" shall mean an Eligible Employee who has elected to
                -----------
     participate herein by authorizing payroll deductions pursuant to PARAGRAPH
     4.

          (r)  "Payroll Deduction Account" shall mean the separate account
                -------------------------
     maintained hereunder to record the amount of a Participant's Compensation that has been withheld pursuant to PARAGRAPH 5.

          (s)  "Plan" shall mean the OAO Technology Solutions, Inc. Employee
                ----
     Stock Purchase Plan.

          (t)  "Share" shall mean a share of Common Stock.
                -----

          (u)  "Subscription Agreement" shall have the meaning as defined in
                ----------------------
     PARAGRAPH 4(A).

          (v)  "Subsidiary" shall mean a corporation, domestic or foreign, of
                ----------
     which at the time of the granting of the option pursuant to PARAGRAPH 6, not less than 50% of the total combined voting power of all classes of stock are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

     3.   ELIGIBILITY.
          -----------

          (a)  General Rule.  Any Employee on an Enrollment Date shall be
               ------------
     eligible to participate as an "Eligible Employee" during the Offering Period beginning on such Enrollment Date, subject to the requirements of PARAGRAPH 4(A) and the limitations imposed by section 423(b) of the Code.

          (b)  Exceptions.  Any provisions of the Plan to the contrary
               ----------
     notwithstanding, no Employee shall be an Eligible Employee if:

               (i) Immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to section 424(d) of the Code) would own stock (including for purposes of this PARAGRAPH 3(B) any stock he may acquire upon exercise of outstanding options) possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary computed in accordance with section 423(b)(3) of the Code; or

               (ii) Such option would permit such Employee's right to purchase stock under all employee stock purchase plans (described in section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time, in accordance with the provisions of section 423(b)(8) of the Code.

     4.   PARTICIPATION.
          -------------

          (a) An Eligible Employee may become a Participant in the Plan by completing a Subscription Agreement authorizing payroll deductions, in a form substantially similar to EXHIBIT A attached to this Plan ("Subscription Agreement"), and filing it with the Company's Human Resources Department prior to the applicable Enrollment Date, unless a later time for filing the Subscription Agreement is set by the Committee for all Eligible Employees with respect to a given Offering Period.

          (b) Payroll deductions for a Participant shall commence with the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in PARAGRAPH 9.

          (c) An Eligible Employee may waive his right to participate for any Offering Period by declining to authorize a payroll deduction. Such declination must be filed in writing in the time and manner specified thereby. The filing of a written declination shall result in the Employee's waiver of participation for only the Offering Period to which it relates and shall be irrevocable with respect to such Offering Period. Except as otherwise provided in this Paragraph, an Employee's waiver of participation for a specified Offering Period shall not, in and of itself, adversely impact the right of such Employee to participate in the Plan during any subsequent Offering Periods except those Offering Periods with respect to which he files additional written declinations in accordance with the provisions of this Paragraph.

     5.   PAYROLL DEDUCTIONS.
          ------------------

          (a) At the time a Participant files his or her Subscription Agreement, such Participant shall elect to have payroll deductions (in whole percentage increments) made on each pay date during the Offering Period in an amount of not less than 1% nor more than 15% of the Compensation which he or she receives on each pay date during the Offering Period.

          (b) All payroll deductions made by a Participant shall be credited to his or her Payroll Deduction Account under the Plan. No interest shall accrue on the payroll deductions in a Participant's Payroll Deduction Account in the Plan.

          (c) No changes in the rate of payroll deductions other than a withdrawal pursuant to PARAGRAPH 9 are permitted.

     6.   GRANT OF OPTION.
          ---------------

          (a) On the Enrollment Date of each Offering Period during the term of the Plan each Participant in such Offering Period shall be granted an option to purchase up to a number of whole Shares determined by dividing 15% of the Participant's Compensation by the Exercise Price; provided, however, that the number of shares subject to such option shall be reduced, if necessary, to a number of shares which would not exceed the limitations described in PARAGRAPH 3(B) OR PARAGRAPH 10(A) hereof.

     The fair market value of a Share shall be determined as provided in PARAGRAPH 6(B).

          (b) The "Exercise Price" per Share offered in a given Offering Period shall be determined by the Committee but shall not be less than the lower of: (i) 85% of the fair market value of a Share on the Enrollment Date, or
     (ii) 85% of the fair market value of a Share on the Exercise Date. The fair market value of a Share on a given date shall be the closing price of such Share as reported by the Nasdaq National Market or reported on such other national exchange as it may, from time to time, be reported on, on such date (or if there shall be no trading on such date, then on the first previous date on which there is such trading), unless the Shares cease to be traded on a national exchange. If the Shares cease to be traded on a national exchange, fair market value shall be determined by the Committee in its discretion consistent with section 423 of the Code or the regulations thereunder.

          (c) All grants made hereunder shall be deemed to have been made on the applicable Enrollment Date.

     7.   EXERCISE OF OPTION.  The Participant's option for the purchase of
          ------------------
Shares will be exercised automatically on the Exercise Date of each Offering Period, and the maximum number of full shares subject to such option will be purchased for such Participant at the applicable Exercise Price with the payroll deductions accumulated in his or her Payroll Deduction Account, unless prior to such Exercise Date the Participant has withdrawn from the Offering Period as provided in PARAGRAPH 9. During a Participant's lifetime a Participant's option to purchase shares hereunder is exercisable only by such Participant. Any amount remaining in the Participant's Payroll Deduction Account after the Offering Period shall be held in the Payroll Deduction Account until the next Offering Period, unless the Offering Period has been oversubscribed or has terminated, in which case such amount shall be refunded to the Participant.

     8.   DELIVERY.  As soon as practicable after the Exercise Date, the
          --------
Committee shall arrange the delivery to each Participant, or to his account at a brokerage firm, of a certificate representing the shares purchased upon exercise of his or her option.

     9.   WITHDRAWAL; TERMINATION OF EMPLOYMENT.
          -------------------------------------

          (a) A Participant may withdraw all, but not less than all, of the payroll deductions credited to his or her Payroll Deduction Account and not yet used toward the exercise of his or her option under the Plan at any time by giving written notice to the Committee on a form substantially similar to EXHIBIT B attached to this Plan. All of the Participant's payroll deductions credited to his or her Payroll Deduction Account that have not yet been used to purchase Shares will be paid to such Participant as soon as practicable after receipt of his or her notice of withdrawal. A withdrawal of a Participant's Payroll Deduction Account shall terminate the Participant's participation for the Offering Period in which the withdrawal occurs. No further payroll deductions for the purchase of shares will be made during the Offering Period.

          (b) Upon termination of the Participant's Continuous Status as an Employee of the Company for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to his or her Payroll Deduction Account will be returned to such Participant and his or her option will be canceled; provided, however, a Participant who goes on a leave of absence shall be permitted to remain in the Plan with respect to an Offering Period which commenced prior to the beginning of such leave of absence. If such Participant is not guaranteed reemployment by contract or statute and the leave of absence exceeds 90 days, such Participant shall be deemed to have terminated employment on the 91st day of such leave of absence.

     Payroll deductions for a Participant who has been on a leave of absence will resume upon return to work at the same rate as in effect prior to such leave unless the leave of absence begins in one Offering Period and ends in a subsequent Offering Period, in which case the Participant shall not be permitted to re-enter the Plan until a new Subscription Agreement is filed with respect to an Offering Period which commences after such Participant has returned to work from the leave of absence.

          (c) A Participant's withdrawal from one Offering Period will not have any effect upon his or her eligibility to participate in a different Offering Period or in any similar plan which may hereafter be adopted by the Company.

     10.  SHARES.
          ------

          (a) The maximum number of Shares which shall be made available for sale under the Plan shall be 1,000,000 Shares, subject to adjustment upon changes in capitalization of the Company as provided in PARAGRAPH 16. Either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired by the Employer may be made subject to purchase under the Plan, in the sole and absolute discretion of the Committee. Further, if for any reason any purchase of any Shares under the Plan is not consummated, Shares subject to such purchase agreement may be subjected to a new Subscription Agreement under the Plan. If, on the Exercise Date, the number of Shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Company shall give written notice of such reduction of the Shares which each Employee shall be allowed to purchase. Notwithstanding anything to the contrary herein, the Company shall not be obligated to issue Shares hereunder if, in the opinion of counsel for the Company, such issuance would constitute a violation of federal or state securities laws.

          (b) The Participant will have no interest or voting right in Shares covered by his or her option until such option has been exercised and the Shares have been issued or transferred to the Participant.

          (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or, at the prior written request of the Participant, in the names of the Participant and his or her spouse.

     11.  ADMINISTRATION.  The Plan shall be administered by a Committee
          --------------
appointed by the Board. Such Committee shall have all powers with respect to the Plan, except for amending or terminating the Plan as set forth in PARAGRAPH 17 hereof.

          (a) Each member of the Committee shall serve until his successor is appointed. Any member of the Committee may be removed at any time by the Board, with or without cause, which shall have the power to fill any vacancy which may occur. A Committee member may resign by giving 30 days written notice to the Company.

          (b) The members of the Committee shall serve without compensation for services as such, but the Company shall pay all expenses of the Committee.

          (c)  The Committee shall have the following powers and duties:

               (1) To direct the administration of the Plan in accordance with the provisions herein set forth;

               (2) To adopt rules of procedure and regulations necessary for the administration of the Plan provided the rules are not inconsistent with the terms of the Plan;

               (3) To determine all questions with regard to rights of Employees and Participants under the Plan, including, but not limited to, the eligibility of an Employee to participate in the Plan;

               (4) To enforce the terms of the Plan and the rules and regulations it adopts;

               (5) To direct the distribution of the Shares purchased hereunder;

               (6) To furnish the Employer with information which the Employer may require for tax or other purposes;

               (7) To engage the service of counsel (who may, if appropriate, be counsel for an Employer) and agents whom it may deem advisable to assist it with the performance of its duties;

               (8) To prescribe procedures to be followed by Participants in electing to participate herein;

               (9) To receive from each Employer and from Employees such information as shall be necessary for the proper administration of the Plan;

               (10) To maintain, or cause to be maintained, separate accounts in the name of each Participant to reflect the Participant's Payroll Deduction Account under the Plan; and

               (11) To interpret and construe the Plan.

     12.  DESIGNATION OF BENEFICIARY.
          --------------------------

          (a) A Participant may file a written designation of a beneficiary (as indicated in the Subscription Agreement or otherwise) who is to receive any Shares under the Plan in the event of such Participant's death subsequent to the Exercise Date on which an option is exercised but prior to the issuance of such shares. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Payroll Deduction Account under the Plan in the event of such Participant's death prior to the Exercise Date of the option.

          (b) Such designation of beneficiary may be changed by the Participant at any time by written notice. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan, the Committee shall deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company or Committee), the Committee, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Committee, then to such other person as the Committee may designate.

     13.  TRANSFERABILITY.  Neither payroll deductions credited to Participant's
          ---------------
Payroll Deduction Account nor any rights with regard to the exercise of an option to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way

(other than by will, the laws of descent and distribution or as provided in PARAGRAPH 12 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Committee may treat such act as an election to withdraw funds in accordance with PARAGRAPH 9.

     14.  USE OF FUNDS.  All payroll deductions received or held by the Company
          ------------
under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     15.  REPORTS.  Individual Payroll Deduction Accounts will be maintained for
          -------
each Participant in the Plan. Statements of Payroll Deduction Account will be given to Participants as soon as practicable following an Exercise Date, such statements will set forth the amounts of payroll deductions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

     16.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.  If an option under this
          ------------------------------------------
Plan is exercised subsequent to any stock split, spinoff, recapitalization, reorganization, reclassification, merger, consolidation, exchange of shares, or the like occurring after such option was granted, as a result of which shares of any class of stock shall be issued in respect of the outstanding shares, or shares shall be changed into a different number of the same or another class or classes, the number of Shares to which such option shall be applicable and the option price for such Shares shall be appropriately adjusted by the Company.
Any such adjustment, however, in the Shares shall be made without change in the total price applicable to the portion of the Shares purchased hereunder which has not been fully paid for, but with a corresponding adjustment, if appropriate, in the price for the Shares.

     In the event of the proposed dissolution or liquidation of the Company or upon a proposed reorganization, merger, or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a proposed sale of substantially all of the property or stock of the Company to another corporation, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board, and the holder of each option then outstanding under the Plan will thereafter be entitled to receive, upon the exercise of such option, as nearly as reasonably may be determined, the cash, securities, and/or property which a holder of one Share was entitled to receive upon and at the time of such transaction for each Share to which such option shall be exercised. The Board shall take such steps in connection with such transactions as the Board shall deem necessary to assure that the provisions of this Paragraph shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the said cash, securities, and/or property as to which such holder of such option might thereafter be entitled to receive.

     17.  AMENDMENT OR TERMINATION.  The Board may at any time and for any
          ------------------------
reason terminate or amend the Plan. Except as specifically provided in the Plan, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interest of the Company and its stockholders. Except as specifically provided in the Plan or as required to obtain a favorable ruling from the Internal Revenue Service or to comply with tax or securities law, no amendment may make any change in any option theretofore granted which adversely affects the rights of any Participant. To the extent necessary to comply with Rule 16b-3 under the Act or section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such manner and to such a degree as required.

     18.  NOTICES.  All notices or other communications by a Participant to the
          -------
Company or Committee under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Committee at the location, or by the person, designated by the Committee for the receipt thereof.

     19.  STOCKHOLDER APPROVAL.  Commencement of the Plan shall be subject to
          --------------------
approval by the stockholders of the Company within 12 months before or after the date the Plan is adopted. Notwithstanding any provision to the contrary, failure to obtain such stockholder approval shall void the Plan, any options granted under the Plan, any Share purchases pursuant to the Plan, and all rights of all Participants.

     20.  CONDITIONS UPON ISSUANCE OF SHARES.  Shares shall not be issued with
          ----------------------------------
respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

     21.  TERM OF PLAN.  The Plan shall become effective upon the earlier to
          ------------
occur of its adoption by the Board or its approval by the stockholders of the Company as described in PARAGRAPH 19. It shall continue in effect for a term of ten years unless sooner terminated under PARAGRAPH 17.

     22.  No Rights Implied.  Nothing contained in this Plan or any modification
          -----------------
or amendment to the Plan or in the creation of any Payroll Deduction Account, or the execution of any participation election form, or the issuance of any Shares, shall give any Employee or Participant any right to continue employment, any legal or equitable right against the Employer or Company or any officer, director, or Employee of an Employer or Company, except as expressly provided by the Plan.

     23.  SEVERABILITY.  In the event any provision of the Plan shall be held to
          ------------
be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

     24.  WAIVER OF NOTICE.  Any person entitled to notice under the Plan may
          ----------------
waive the notice.

     25.  SUCCESSORS AND ASSIGNS.  The Plan shall be binding upon all persons
          ----------------------
entitled to purchase Shares under the Plan, their respective heirs, legatees, and legal representatives and upon the Employer, its successors and assigns.

     26.  HEADINGS.  The titles and headings of the Paragraphs are included for
          --------
convenience of reference only and are not to be considered in construction of the provisions hereof.

     27.  GOVERNING LAW.  All questions arising with respect to the provisions
          -------------
of this Plan shall be determined by application of the laws of the State of Delaware except to the extent Delaware law is preempted by federal statute. The obligation of the Employer to sell and deliver Shares under the Plan is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale or delivery of such Shares.

     28.  NO LIABILITY FOR GOOD FAITH DETERMINATIONS.  Neither the members of
          ------------------------------------------
the Board nor any member of the Committee (nor their delegates) shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any right to purchase Shares granted under it, and members of the Board and the Committee (and their delegates) shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage, or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

     29.  PARTICIPATING EMPLOYERS.  This Plan shall constitute the employee
          -----------------------
stock purchase plan of the Company and each Designated Subsidiary. A Designated Subsidiary may adopt and participate in this Plan beginning as of the next Enrollment Date, provided the Board has consented to such Designated Subsidiary's participation. A Designated Subsidiary may withdraw from the Plan as of any Enrollment Date by giving written notice to the Board, and such notice must be received by the Board at least 30 days prior to such Enrollment Date.

     30.  NO GUARANTEE OF INTERESTS OR TAX TREATMENT.  Neither the Committee nor
          ------------------------------------------
the Company guarantees the Common Stock from loss or depreciation. Neither the Committee nor the Company guarantees favorable tax treatment for the purchase of Shares hereunder.

     31.  PAYMENT OF EXPENSES.  All expenses incident to the administration,
          -------------------
termination, or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Company.


     IN WITNESS WHEREOF, this Employee Stock Purchase Plan has been executed effective this _______ day of ___________________________, 1998.


                                        OAO TECHNOLOGY SOLUTIONS, INC.


ATTEST:                                 By: ____________________________________
_____________________________               Its_________________________________
Secretary

                                   EXHIBIT A
                                   ---------
                        OAO TECHNOLOGY SOLUTIONS, INC.
                        ------------------------------
                         EMPLOYEE STOCK PURCHASE PLAN
                         ----------------------------
                            SUBSCRIPTION AGREEMENT
                            ----------------------

     I, ____________________________________, have read the attached prospectus explanation of the OAO Technology Solutions, Inc. Employee Stock Purchase Plan (the "Plan"). I have decided (check one):

          _____  NOT to participate.

          _____ TO PARTICIPATE. I wish to purchase that number of shares of OAO Technology Solutions, Inc. Common Stock, $.01 par value (the "Shares"), that can be purchased with ______% of my Compensation/1/ (select the percentage of your compensation from 1 to 15, in increments of 1, that you elect to contribute).


     In order to pay for the Shares that I have elected to purchase, I hereby authorize my Employer to deduct the percentage of my Compensation that I specified above from my pay each pay period while this election is in effect.

     I understand that said payroll deductions shall be accumulated for the purchase of the Shares at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, Shares will be purchased for me automatically on the Exercise Date of the Offering Period unless I otherwise withdraw from the Offering Period or the Plan.

     I have received a copy of OAO Technology Solutions, Inc.'s most recent prospectus that describes the Plan and a copy of the complete Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

     I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

     Beneficiary Designation.  In the event of my death, I hereby designate the
     -----------------------
following as my beneficiary to receive all payments and Shares due me and not yet paid or issued under the Plan, pursuant to Paragraph 12 of the Plan:

_____________________________________________________________

_____________________________________________________________

Name and Address of Participant:

_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

Signature: __________________________________________________

Date:      __________________________________________________

___________________
     /1/ Please refer to the Plan document for definitions of capitalized words that are not defined in this Subscription Agreement.

                                   EXHIBIT B
                                   ---------

                        OAO TECHNOLOGY SOLUTIONS, INC.
                        ------------------------------
                         EMPLOYEE STOCK PURCHASE PLAN
                         ----------------------------
                             NOTICE OF WITHDRAWAL
                             --------------------


The undersigned Participant/1/ in the Offering Period of the OAO Technology Solutions, Inc. Employee Stock Purchase Plan (the "Plan") which began on ___________________________, ______ (the "Enrollment Date") hereby notifies the
Committee that effective on the later of _________________________, 19_____ (the "Withdrawal Date") or the date this form is received by the Committee, he or she withdraws from the Offering Period.

The undersigned hereby directs OAO Technology Solutions, Inc. (the "Company") to pay to the undersigned, as promptly as possible following the Withdrawal Date, all the payroll deductions credited to his or her Payroll Deduction Account with respect to such Offering Period. The undersigned understands and agrees that by withdrawing from the Offering Period no further payroll deductions will be made for the purchase of shares in such Offering Period.

Name and Address of Participant:

______________________________________________________________

______________________________________________________________

______________________________________________________________


Signature: _______________________________________

Date:      _______________________________________




_______________________

     /1/ Please refer to the Plan document for definitions of capitalized words that are not defined in this Notice of Withdrawal.

                                  APPENDIX B

              AMENDED AND RESTATED OAO TECHNOLOGY SOLUTIONS, INC.
                         1996 EQUITY COMPENSATION PLAN


PURPOSE OF THE 1996 PLAN

     The 1996 Plan was created to assist the Company in retaining and attracting key employees, non-employee directors and independent advisors who perform services for the Company or its subsidiaries (collectively, the "Participants") by offering such Participants a proprietary interest in the Company.

SHARES SUBJECT TO THE 1996 PLAN

     Subject to adjustment in certain circumstances as discussed below, the 1996 Plan authorizes the issuance of up to 3,200,000 shares of Common Stock. If and to the extent options or stock appreciation rights granted under the 1996 Plan terminate, expire or are canceled without being exercised, or if a restricted stock award or performance unit is forfeited, the shares subject to such option, stock appreciation right, restricted stock award or performance unit will again be available for purposes of the 1996 Plan. Of the 3,200,000 authorized shares, as of April 9, 1998, 2,344,000 shares of Common Stock are subject to outstanding options and 688,000 shares of Common Stock remain available for issuance upon the exercise of options to be granted under the 1996 Plan. The closing price of the Company's Common Stock on the Nasdaq National Market on April 9, 1998 was $8.25 per share.

ADMINISTRATION OF THE 1996 PLAN

     The 1996 Plan is administered by the Compensation Committee, which is currently composed of Messrs. Foster and Lehman and Ms. Burke. The Compensation Committee currently satisfies the requirement of section 162(m) of the Code that grants of options, stock appreciation rights, and performance units and awards of restricted stock made under the 1996 Plan be approved by a committee appointed by the Board consisting of not less than two persons who are "outside directors."

     The Compensation Committee is authorized to determine, from time to time, the persons to whom awards or grants will be made, and the term, exercise price, settlement terms, forfeiture provisions and other terms and conditions of each award or grant. The Compensation Committee has the power to establish and waive, in its discretion, vesting provisions for awards or grants.

ELIGIBILITY FOR PARTICIPATION AND GRANTS

     Employees (including employees who are also officers or directors), non-employee directors and eligible independent advisors of the Company or of any subsidiary are eligible to receive grants under the 1996 Plan. As of April 9, 1998, there were three executive officers, three non-employee directors, and approximately 1,550 employees and 75 eligible independent contractors considered eligible to participate in the 1996 Plan

     Grants under the 1996 Plan may consist of incentive stock options, non-qualified stock options, restricted stock awards, stock appreciation rights or performance units (hereinafter collectively referred to as "Grants"). All Grants are subject to the terms and conditions set forth in the 1996 Plan and to those other terms and conditions consistent with the 1996 Plan as the Compensation Committee deems appropriate and as are specified in writing by the Compensation Committee. During the term of the 1996 Plan, no Participant may receive Grants in the aggregate for more than 1,600,000 shares of Common Stock.

GRANTING OF OPTIONS

     The Compensation Committee may grant options qualifying as incentive stock options ("ISOs") within the meaning of section 422 of the Code to Participants who are employees of the Company and/or other stock options ("NQSOs") to any Participant. Such grants are made in accordance with the terms and conditions set forth in the 1996 Plan and grants to employees may be made in any combination of ISOs or NQSOs (hereinafter referred to collectively as "Stock Options").

     The exercise price of Common Stock subject to Stock Options is determined by the Compensation Committee at the time of grant, provided, however, that the exercise price per share for an ISO may not be less than 100% of the fair market value of the Common Stock at the time of grant. Further, an ISO granted to a Participant who owns stock having more than 10% of the voting power of the Company or its subsidiaries must have an exercise price of not less than 110% of the fair market value of the Common Stock on the date of grant. The 1996 Plan provides that the aggregate fair market value (determined as of the time an ISO is granted) of the shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year, under the 1996 Plan and any other ISO plan of the Company or any parent or subsidiary of the Company, cannot exceed $100,000.

     The term of any Stock Option granted under the 1996 Plan may not exceed ten years from the date of the Grant. An ISO granted to a Participant who owns stock having more than 10% of the voting power of the Company or its subsidiaries shall have an exercise period not greater than five years. Stock Options will become exercisable in such installments and on such dates as the Compensation Committee may specify. Unless otherwise determined by the Compensation Committee at or after grant, any Stock Option held by an individual who dies while employed by the Company or any subsidiary, or whose employment with the Company and all subsidiaries is terminated for any reason, prior to the expiration date of such option, will generally remain exercisable by the former employee or his personal representative, to the extent such Stock Option was vested and exercisable on the date of death or termination of employment, for a period of one year in the event of an individual's death or disability or for a period of 90 days following an employee's termination of employment for any other reason. However, in the event of termination of employment for cause all Stock Options held by the Participant shall immediately terminate at the date of termination, the Participant shall forfeit all shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates upon refund by the Company of the exercise price paid by the Participant for such shares, and the Participant shall pay to the Company an amount equal to any option gain realized by the Participant from exercising all or a portion of an Option within the two-year period prior such termination of employment for cause.

     The exercise price is payable in cash, by delivering shares of Common Stock already owned by the Participant and having a fair market value on the date of exercise equal to the exercise price, or with a combination of cash and shares. Shares of Common Stock previously acquired by a Participant which are tendered in payment of the exercise price may be subject to certain holding periods and other requirements as set forth in the 1996 Plan. The Company also may accept such other method of payment as the Compensation Committee may approve, including a "cashless exercise" of a Stock Option, which may be effected by a Participant by delivering a properly executed notice of exercise of the Stock Option to the Company and a securities broker, with irrevocable instructions to the securities broker promptly to deliver to the Company the amount of sale proceeds necessary to pay the exercise price of the Stock Option. Shares of Common Stock may not be issued or transferred upon exercise of the Stock Option until the exercise price is paid and the withholding obligation, if any, is fully satisfied.

RESTRICTED STOCK GRANTS

     The Compensation Committee may award shares of Common Stock under a Grant (a "Restricted Stock Grant") pursuant to the 1996 Plan to employees and eligible independent advisors. Shares of Common Stock issued pursuant to a Restricted Stock Grant may be issued for consideration or for no consideration. If a Participant's employment or other service to the Company terminates during the period, if any, designated in writing by the Compensation Committee at the time of the Restricted Stock Grant during which the transfer of the shares is restricted (the "Restriction Period"), the Restricted Stock Grant terminates with respect to all shares covered by the Restricted Stock Grant as to which the restrictions on transfer have not lapsed. During the Restriction Period, a Participant may not sell, assign, transfer, pledge or otherwise dispose of the shares of Common Stock to which such Restriction Period applies. All restrictions imposed under the Restricted Stock Grant lapse upon the expiration of the applicable Restriction Period. In addition, the Compensation Committee may determine as to any or all Restricted Stock Grants that all restrictions will lapse based on service, performance and/or such other factors or criteria as the Compensation Committee may determine, in its sole discretion.

STOCK APPRECIATION RIGHTS

     The Compensation Committee may make a Grant of stock appreciation rights ("SARs") to employees and eligible independent advisors in tandem with any Stock Option for all or a portion of the applicable Stock Option, either at the time the Stock Option is granted or at any time thereafter while the Stock Option remains outstanding. In the case of an ISO, SARs may be granted only at the time of the grant of the ISO. The number of SARs granted to a Participant that are exercisable during any given period of time may not exceed the number of shares of Common Stock that the Participant may purchase upon the exercise of the related Stock Option during such period of time. Upon the exercise of a Stock Option, the SARs relating to the Common Stock covered by such Stock Option terminate. Upon the exercise of SARs, the related Stock Option terminates to the extent of an equal number of shares of Common Stock.

     Upon a Participant's exercise of some or all of his or her SARs, the Participant receives in settlement of such SARs an amount equal to the value of the stock appreciation for the number of SARs exercised, payable in cash, Common Stock or a combination thereof. The stock appreciation for a SAR is the difference between the exercise price specified for the related Stock Option and the fair market value per share of the underlying Common Stock on the date of exercise of the SAR. The 1996 Plan provides that the exercise price of a SAR is the exercise price of the related Stock Option or, if the SAR is granted after the Stock Option, the fair market value of a share of Common Stock as of the date of the Grant of the SAR.

     A SAR is exercisable only during the period when the Stock Option to which it relates is also exercisable, provided, however, that no SAR may be exercised for cash by an officer or director of the Company who is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except in accordance with Rule 16b-3 under the Exchange Act..

PERFORMANCE UNITS

     The Compensation Committee may grant units ("Performance Units") to an employee or independent advisor representing the right of such Participant to receive an amount based on the value of the Performance Unit if the performance goals established by the Compensation Committee are met. A Performance Unit may be based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, return on assets, stockholder return, return on equity, growth in assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specific revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures. At the time of grant, the Compensation Committee shall establish the performance period during which the performance will be measured, the performance goals applicable to the Performance Units and any other conditions that the Compensation Committee deems appropriate. At the end of each performance period, the Compensation Committee shall determine to what extent the performance goals have been met and the amount, if any, to be paid with respect to the Performance Units. Payments may be made in cash, in Common Stock, or in a combination of the two, as determined by the Compensation Committee. If Performance Units measured with respect to the fair market value of the Company Stock are granted, not more than 1,600,000 shares of Common Stock may be granted to a Participant for any Performance Period. If Performance Units are measured with respect to other criteria, the maximum amount that may be paid to a Participant with respect to a Performance Period is $1,000,000.

TERMINATION OF THE 1996 PLAN; AMENDMENT OF OPTIONS OF THE EQUITY PLAN

     The Board may amend or terminate the 1996 Plan at any time, provided, however, that no amendment or termination may be made which would impair the rights of a Participant without the Participant's consent. Further, the Board may not amend the 1996 Plan without stockholder approval if such approval is required pursuant to Section 162(m) of the Code. The 1996 Plan will terminate on April 2, 2006, unless terminated earlier by the Board.

     A termination or amendment of the 1996 Plan that occurs after a Grant is made will not result in the termination or amendment of the Grant unless the Participant consents or unless the Compensation Committee revokes a Grant, the terms of which are contrary to applicable law. The termination of the 1996 Plan will not impair the power and authority of the Compensation Committee with respect to outstanding Grants.

ADJUSTMENT PROVISIONS; REORGANIZATION OF THE COMPANY

     If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spin off, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation in which the Company is the surviving corporation, (iii) by reason of a reclassification or change in par value, or
(iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spin off or the Company's payment of an extraordinary dividend or distribution, then unless such event or change results in the termination of all outstanding awards under the 1996 Plan, the Committee shall preserve the value of the outstanding awards by adjusting the maximum number and class of shares issuable under the 1996 Plan to reflect the effect of such event or change in the Company's capital structure, and by making appropriate adjustments to the number and class of shares subject to an outstanding award and/or the option price of each outstanding Option and Stock Appreciation Right, except that any fractional shares resulting from such adjustments shall be eliminated.

     In the event of a Reorganization (as defined in the 1996 Plan) where the Company is not the surviving corporation or survives only as a subsidiary of another corporation, unless the Compensation Committee determines otherwise, all outstanding Stock Options and Stock Appreciation Rights that are not exercised shall be assumed by, or replaced with comparable options or rights by, the surviving corporation. Notwithstanding the foregoing, the Compensation Committee may require that Participants surrender outstanding Stock Options or SARs for a payment in cash or Stock in an amount equal to the amount by which the then fair market value of the shares of Company Stock subject to such Grant exceeds the exercise price of the Stock Option or the base amount of the SAR, as applicable, or may terminate any or all unexercised Stock Options and SARs after giving the Participants an opportunity to exercise their outstanding Stock Options and SARs. Notwithstanding anything in the 1996

Plan to the contrary, in the event of a Reorganization, the Compensation Committee shall not have the right to take any actions that would make the Reorganization ineligible for pooling of interests accounting treatment or that would make the Reorganization ineligible for desired tax treatment if, in the absence of such right, the Reorganization would qualify for such treatment and the Company intends to use such treatment with respect to the Reorganization.

FEDERAL INCOME TAX CONSEQUENCES

     Set forth below is a general description of the federal income tax consequences relating to Stock Options, Stock Appreciation Rights, Restricted Stock Grants and Performance Units under the 1996 Plan.

INCENTIVE STOCK OPTIONS

     If the requirements regarding ISOs set forth in the 1996 Plan are met, ISOs granted under the 1996 Plan will be afforded favorable federal income tax treatment under the Code. The Participant will not recognize taxable income and the Company will not be entitled to a deduction upon the grant of an ISO. Moreover, the Participant will not recognize taxable income (except alternative minimum taxable income, if applicable) and the Company will not be entitled to a deduction upon the exercise by the Participant of an ISO, provided the Participant was an employee of the Company or any of its subsidiary corporations, as defined in section 424(f) of the Code, during the entire period from the date of grant of the ISO until three months before the date of exercise (increased to 12 months if employment ceased due to death or total and permanent disability, or if the employee dies within a limited period of time following termination of employment).

     If the employment requirements described above are not met, the tax consequences relating to NQSOs (discussed below) will apply.

     If the Participant disposes of the shares acquired under an ISO after at least two years following the date of grant of the ISO and at least one year following the date of transfer of the shares to the Participant following exercise of the ISO, the Participant will recognize a capital gain or loss equal to the difference between the amount realized upon the disposition and the exercise price. If the shares were held more than 12 months but not more than 18 months, any net capital gain will be taxed at a maximum rate of 28% (15% if the individual is in the 15% bracket). If the shares were held more than 18 months, any net capital gain is treated as long-term capital gain and will be taxed at the rate of 20% (10% if the individual is in the 15% bracket). Any net capital loss can only be used to offset up to $3,000 per year ($1,500 per year in the case of a married individual filing separately) of ordinary income.

     If the Participant makes a disqualifying disposition of the shares (that is, disposes of the shares within two years after the date of grant of the ISO or within one year after the transfer of the shares to the Participant), but all other requirements of section 422 of the Code are met, the Participant will generally recognize ordinary income upon disposition of the shares in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise minus the exercise price, or (ii) the amount realized on disposition minus the exercise price. Disqualifying dispositions of shares may also, depending upon the sales price, result in either long-term or short-term capital gain or loss under the Code rules which govern other stock dispositions.

     If the requirements of section 422 of the Code are not met, the Company will be allowed a federal income tax deduction to the extent of the ordinary income includible in the Participant's gross income in accordance with the provisions of section 83 of the Code (and section 3402 of the Code, to the extent applicable) and the regulations thereunder.

     The use of shares of Common Stock received upon the exercise of an ISO to pay the exercise price in connection with the exercise of other ISOs within either the two-year or one-year holding periods described above will constitute a disqualifying disposition of the shares so used which will result in income (or loss) to the Participant and, to the extent of a recognized gain, a deduction to the Company. If, however, these holding period requirements are met and the number of shares received on the exercise does not exceed the number of shares surrendered, the Participant will recognize no gain or loss with respect to the surrendered shares, and will have the same basis and holding period with respect to the newly acquired shares as with respect to the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the Participant's basis in such excess shares will equal the amount of cash paid by the Participant upon the original exercise of the Stock Option, and the Participant's holding period with respect to such excess shares will begin on the date such shares are transferred to the Participant. The tax treatment described above for shares newly received upon exercise is not affected by using shares to pay the exercise price.

NON-QUALIFIED OPTIONS

     All other Stock Options granted under the 1996 Plan are NQSOs and will not qualify for any special tax benefits to the Participant. Under present Treasury Regulations, the Company's Stock Options are not deemed to have a readily ascertainable value. Accordingly, a Participant will not recognize any taxable income at the time he or she is granted an NQSO and the Company will not be entitled to a deduction upon the grant of an NQSO.

     Generally, a Participant will recognize ordinary income at the time of exercise of an NQSO, in an amount equal to the excess of the fair market value of the shares at the time of such exercise over the exercise price.

     The Company will be entitled to a deduction to the extent of the ordinary income recognized by a Participant in accordance with the rules of section 83 of the Code and the regulations thereunder. However, no deduction will generally be allowed to the Company unless the Company deducts and withholds federal income tax.

     A Participant exercising an NQSO is subject to federal income tax on the income recognized as a result of the exercise of an NQSO and federal income tax must be withheld. The Compensation Committee, in its discretion, may permit the Participant to elect to surrender or deliver shares otherwise issuable upon exercise, or previously acquired shares, in order to satisfy the federal income tax withholding, subject to certain restrictions set forth in the 1996 Plan. Such an election will result in a disposition of the shares which are surrendered or delivered, and an amount will be included in the Participant's income equal to the excess of the fair market value of such shares over the Participant's basis in such shares.

     If the Participant pays the exercise price in cash, the basis of the shares received by a Participant upon the exercise of an NQSO is the exercise price paid plus the amount recognized by the Participant as income attributable to such shares upon such exercise. If the exercise price is paid in cash, the Participant's holding period for such shares will begin on the day after the date on which the Participant realized income with respect to the transfer of such Stock Option shares, i.e., generally the day after the exercise date. If
                          ----
the shares are held more than 12 months but not more than 18 months, any net capital gain realized by the Participant upon a subsequent disposition of any such shares will be taxed at a maximum rate of 28% (15% if the individual is in the 15% bracket). If the shares are held more than 18 months, any net capital gain realized by the Participant upon a subsequent disposition of any such shares will be taxed at the rate of 20% (10% if the individual is in the 15% bracket). Any loss realized on a subsequent disposition, however, will be treated as a capital loss and thus can only be used to offset up to $3,000 per year ($1,500 in the case of a married individual filing separately) of ordinary income.

     If the Participant surrenders shares to pay the exercise price, and the number of shares received on the exercise does not exceed the number of shares surrendered, the Participant will recognize no gain or loss with respect to the surrendered shares, and will have the same basis and holding period with respect to the newly acquired shares as with respect to the surrendered shares. To the extent that the number of shares received exceeds the number surrendered, the fair market value of such excess shares on the date of exercise, reduced by any cash paid by the Participant upon such exercise, will be includible in the gross income of the Participant. The Participant's basis in such excess shares will equal the sum of the cash paid by the Participant upon the exercise of the Stock Option plus any amount included in the Participant's gross income as a result of the exercise of the Stock Option, and the Participant's holding period with respect to such excess shares will begin on the day following the date of exercise.

RESTRICTED STOCK

     A Participant normally will not recognize taxable income upon the award of a Restricted Stock Grant, and the Company will not be entitled to a deduction, until such stock is transferable by the Participant or no longer subject to a substantial risk of forfeiture for federal tax purposes, whichever occurs earlier. When the Common Stock is either transferable or is no longer subject to a substantial risk of forfeiture, the Participant will recognize ordinary compensation income in an amount equal to the fair market value of the Common Stock at that time less any consideration paid by the Participant for such shares and the Company will be entitled to a deduction in the same amount. A Participant may, however, elect to recognize ordinary compensation income in the year the Restricted Stock Grant is awarded in an amount equal to the fair market value of the Common Stock at that time less any consideration paid by the Participant for such shares, determined without regard to the restrictions. In this event, the Company will be entitled to a deduction in the same year, provided the Company complies with the applicable withholding requirements for federal tax purposes. Any gain or loss recognized by the Participant upon subsequent disposition of the Common Stock will be capital gain or loss. If, after making the election, any Common Stock subject to a Restricted Stock Grant is forfeited, or if the market value declines during the Restriction Period, the Participant is not entitled to any tax deduction or tax refund.

STOCK APPRECIATION RIGHTS

     The Participant will not recognize any income upon the grant of a SAR.
Upon the exercise of a SAR, the Participant will recognize ordinary compensation income in the amount of both the cash and the fair market value of the shares of Common Stock received upon such exercise, and the Company is entitled to a corresponding deduction, provided the Company complies with the applicable withholding requirements for federal tax purposes. In the event that the Participant receives shares of Common Stock upon the exercise of a SAR, the shares so acquired will have a tax basis equal to their fair market value on the date of transfer, and the holding period of the shares will commence on that date for purposes of determining whether a subsequent disposition of the shares will result in long-term or short-term capital gain or loss.

PERFORMANCE UNITS

     The Participant will not recognize any income upon the grant of a Performance Unit. At the time the Compensation Committee determines an amount, if any, to be paid with respect to Performance Units, the Participant will recognize ordinary compensation income in the amount of both the cash and the fair market value of the shares of Common Stock authorized for payment by the Compensation Committee, and the Company will be entitled to a corresponding deduction, provided the Company complies with the applicable withholding requirements for federal tax purposes. In the event that the Participant receives shares of Common Stock upon the payment of a Performance Unit, the shares so acquired will have a tax basis equal to their fair market value on the date of transfer, and the holding period of the shares will commence on that date for purposes of determining whether a subsequent disposition of the shares will result in long-term or short-term capital gain or loss.

TAX WITHHOLDING

     No later than the date that an amount becomes includible in a Participant's gross income for federal tax purposes in connection with a Grant under the 1996 Plan, a Participant who is an employee is required to pay the Company or make arrangements satisfactory to the Compensation Committee for the payment of any federal, state or local taxes required to be withheld. Unless the Compensation Committee determines otherwise, withholding obligations may be satisfied with shares of Common Stock, including shares of Common Stock received in connection with the grant under the 1996 Plan. To the extent permitted by law, the Company may deduct any required withholding from any payment of any kind otherwise due to the Participant. The obligations of the Company under the 1996 Plan are conditional upon the payment or arrangement for such payment of any required withholding.

OTHER TAX CONSIDERATIONS

     The 1996 Plan is not qualified under section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1984, as amended. The comments set forth in the above paragraphs are only a summary of certain of the federal income tax consequences relating to the 1996 Plan. No consideration has been given to the effects of state, local and other tax laws on the Participant or the Company.

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P R O X Y
                        OAO TECHNOLOGY SOLUTIONS, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

I hereby constitute and appoint William R. Hill, Samuel D. Horgan and Catherine A. Rich, and each of them, my true and lawful agents and proxies with full power of substitution in each, to vote all shares held of record by me as specified on the reverse side and, in their discretion, on all other matters which may properly come before the 1998 Annual Meeting of Stockholders of OAO Technology Solutions, Inc. to be held on May 21, 1998, and at any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES TO THE BOARD OF DIRECTORS, FOR THE ADOPTION OF THE EMPLOYEE STOCK PURCHASE PLAN AND FOR THE ADOPTION OF THE AMENDED AND RESTATED OAO TECHNOLOGY SOLUTIONS, INC. 1996 EQUITY COMPENSATION PLAN, AND AS THE PROXIES MAY DETERMINE, IN THEIR DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

         PLEASE MARK, SIGN AND DATE THE PROXY CARD ON THE REVERSE SIDE
               AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

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                             FOLD AND DETACH HERE

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE                      Please mark your
FOR PROPOSALS 1, 2 AND 3.                              [X]    votes as indicated
                                                              in this example




                                                       FOR        WITHHELD
                                                                   FOR ALL

1. ELECTION OF DIRECTORS                               [_]         [_]
   Nominees:
   Jerry L. Johnson       Frank B. Foster, III
   Cecile D. Barker       John Lehman
   William R. Hill        Thomas C. Lynch
   Yvonne Brathwaite Burke

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL WHILE VOTING FOR THE REMAINDER, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST.

2. EMPLOYEE STOCK PURCHASE PLAN             FOR       WITHHELD     ABSTAIN
                                            [_]         [_]          [_]

3. AMENDED AND RESTATED 1996                FOR       WITHHELD     ABSTAIN
   EQUITY COMPENSATION PLAN                 [_]         [_]          [_]




SIGNATURE(S) ______________   ______________    DATE: _________________________
THIS PROXY MUST BE SIGNED EXACTLY AS NAME APPEARS HEREIN. Joint tenants must both sign. When signing as attorney, executor, administrator, trustee or guardian, or for a corporation or partnership, please give full title.

-------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

--------------------------------------------------------------------------------

                         Your Proxy vote is important,
                  regardless of the number of shares you own.

 Whether or not you plan to attend the meeting in person, please complete, date and sign the above Proxy card and return it without delay in the enclosed envelope.

                [LOGO OF OAO TECHNOLOGY SOLUTIONS APPEARS HERE]

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